SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 18, 2003

CityXpress Corp.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-30742	98-0232838
(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1727 West Broadway, Vancouver, B.C. Canada V6J4W6
(Address of Principal Executive Offices)

(604) 638-3811
(Registrant's Telephone Number, Including Area Code)

(Former Name of Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On December 18, 2003, the Company entered into a Loan Agreement with Knight-Ridder Investment Company ("Knight Ridder") whereby Knight Ridder advanced $350,000 to the Company for general corporate purposes (the "Loan"). The Loan bears interest at the Wall Street Journal prime rate and matures on July 31, 2004 and is secured by certain assets of the Company.

The Company is also considering a strategic alliance with Knight Ridder, which may include a potential minority investment in the Company. Negotiations regarding such transaction are continuing. There can be no assurance that any deal with Knight Ridder would be consummated, nor any assurance as to what the terms of such deal would include.

ITEM 5. OTHER EVENTS

As of January 9, 2004, the Company and Lee Enterprises Incorporated ("Lee") amended the Investment Agreement dated November 1, 2000 as amended, to extend the Optional Redemption Date and the Mandatory Redemption Date to February 29, 2004.

As of January 9, 2003, the Company and Lee amended the Loan and Security Agreement dated as of July 31, 2001, as amended (the "Loan and Security Agreement"), to extend the maturity date to February 29, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

10.42 Amended and Restated Loan Agreement dated January 13, 2004 by and between CityXpress Corp. and Knight-Ridder Investment Company.

10.43 Secured Promissory Note dated December 18, 2003 by and between CityXpress Corp. and Knight-Ridder Investment Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITYXPRESS CORP
Date: January 14, 2003	By: /s/ Phil M. Dubois
Signature

Phil M. Dubois
Chief Executive Officer

EXHIBITS.

Exhibit Description

Number

10.42 Amended and Restated Loan Agreement dated January 13, 2004 by and between CityXpress Corp. and Knight-Ridder Investment Company.

10.43 Secured Promissory Note dated December 18, 2003 by and between CityXpress Corp. and Knight-Ridder Investment Company

AMENDED AND RESTATED LOAN AGREEMENT

THIS AMENDED AND RESTATED LOAN AGREEMENT (this "Agreement") is made and entered into as of January 13, 2004 by and between CITYXPRESS, INC., a Florida corporation ("Company"), and KNIGHT-RIDDER INVESTMENT COMPANY, a Delaware corporation ("Knight Ridder" or "Lender").

RECITALS

A. The parties hereto are parties to a Loan Agreement dated as of December 18, 2003. The parties desire to amend and restate such Loan Agreement in its entirety as set forth herein;

B. Knight Ridder desires to lend Company the principal amount set forth in Section 2.1 below (the "Loan"). The Loan will be evidenced by a Secured Promissory Note in the form attached hereto as Exhibit A (as amended, supplemented or otherwise modified from time to time, the "Note"); and

C. Company desires to grant Knight Ridder a security interest in Company's intellectual property of equal priority with the security interest previously granted to Lee Enterprises, Incorporated ("Lee") to secure payment of the Note pursuant to a Security Agreement in the form attached hereto as Exhibit B (as amended, supplemented or otherwise modified from time to time, the "Security Agreement").

AGREEMENT

NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

1.1. Specific Definitions. As used in this Agreement, the following terms shall have the meanings set forth or as referenced below:

"Affiliate" of a specified person (natural or juridical) means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. "Control" shall mean ownership of more than 50% of the shares of stock entitled to vote for the election of directors in the case of a corporation, and more than 50% of the voting power in the case of a business entity other than a corporation.

"Closing" has the meaning set forth in Section 2.4.

"Collateral" has the meaning set forth in the Security Agreement.

"Common Stock" means the Company's common stock, par value $0.001 per share.

"Company Subsidiaries" has the meaning set forth in Section 3.4.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and all regulations promulgated thereunder.

"Financial Statements" means Company's consolidated financial statements included in its Form 10-KSB for fiscal year ended June 30, 2003 and Form 10-QSB filed with the SEC on October 14, 2003 and November 11, 2003, respectively.

"Intellectual Property" means letters patent and patent applications; trademarks, service marks and registrations thereof and applications therefor; copyrights and copyright registrations and applications; all discoveries, ideas, technology, know-how, trade secrets, processes, formulas, drawings and designs, computer programs or software; and all amendments, modifications, and improvements to any of the foregoing.

"Liens" means liens, mortgages, charges, security interests, claims, voting trusts, pledges, encumbrances, options, assessments, restrictions, or third-party or spousal interests of any nature.

"Material Adverse Effect" means a material adverse effect on (a) the business, operations, results of operations, assets (including intangible assets), liabilities or condition (financial or otherwise) of Company and the Company Subsidiaries, taken as a whole, or (b) the ability of Company to perform its obligations under this Agreement or any of the Transaction Documents or any other agreement or instrument to be entered into in connection with this Agreement.

"Person" means a natural person, partnership, corporation (including, without limitation, a business trust), joint stock company, trust, unincorporated association, limited liability company, joint venture or other entity, or a government or any political subdivision or agency thereof.

"SEC" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

"Secured Party" has the meaning set forth in the Security Agreement

"Securities Act" means the United States Securities Act of 1933, as amended, and all regulations promulgated thereunder.

"Subsidiary" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person or one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

"Transaction Documents" mean the Note and the Security Agreement.

ARTICLE 2

LOAN AND SECURITY INTEREST

2.1. Loan. Subject to the terms and conditions hereof, at the Closing, Knight Ridder shall loan Company the principal amount of Three Hundred Fifty Thousand Dollars ($350,000). The Loan shall be evidenced by a Secured Promissory Note to be executed and delivered by Company at the Closing.

2.2. Use of Proceeds. Company shall use the proceeds of the Loan solely for general corporate purposes. Without limiting the generality of the foregoing, Company shall not, without the prior written consent of Knight Ridder, use any proceeds of the Loan to redeem shares owned by or make distributions or loans to any shareholders of Company or repay existing debt obligations, except for Company's trade payables.

2.3. Grant of Security Interest.

(a) At the Closing, Company and Knight Ridder shall execute and deliver the Security Agreement, and Company shall also execute and deliver such financing statements and other documents evidencing the security interest created by the Security Agreement as Knight Ridder deems necessary to create, perfect and maintain such security interest.

(b) The parties further agree that notwithstanding the date, manner or order of attachment or perfection of any security interest and regardless of any priority otherwise available by law or by agreement, the security interests of Lee and Knight Ridder in the Collateral shall be of equal priority, and any recovery by either party of the Collateral shall be shared ratably in proportion to the respective amounts of the indebtedness of Company owing to such parties. At the Closing, Knight Ridder and Lee shall execute and deliver an Intercreditor Agreement in the form of Exhibit C.

2.4. Closing. The closing of the Loan (the "Closing") shall take place following the satisfaction or waiver of all of the conditions to the obligations set forth in Article 5 herein or at such other time and date and in such location and manner (e.g. via facsimile with executed originals to follow via overnight courier) as the parties mutually agree. If the conditions set forth in Article 5 are satisfied at the time of signing this Agreement, then the Closing shall take place simultaneously with the signing of this Agreement. At the Closing, Knight Ridder shall deliver to Company, via wire transfer to an account designated by Company, the principal amount of the Loan.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF COMPANY

Attached hereto is a Schedule of Exceptions containing sections numbered to correspond to the sections of this Article 3 (the "Schedule of Exceptions"). Except as specifically set forth in the corresponding section of the Schedule of Exceptions (or in any other section of the Schedule of Exceptions so long as the applicability of such disclosure to the particular representation and warranty which such disclosure is intended to modify is reasonably apparent), Company hereby represents and warrants to Knight Ridder as follows as of the date hereof and as of the Closing:

3.1. Organization, Qualifications and Corporate Power. Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted by it, to execute, deliver and perform this Agreement and the Transaction Documents.

3.2. Capitalization. Schedule 3.2 of the Schedule of Exceptions sets forth a list of all outstanding shares of Company capital stock and all outstanding warrants, options, convertible notes and other rights to acquire Company capital stock (including the exercise or conversion prices thereof). All such issued and outstanding shares are duly authorized, validly issued, fully paid and nonassessable and were issued in compliance with, or pursuant to an exemption from, all applicable securities laws. Except as set forth in the Schedule 3.2, there are no shareholder agreements or other agreements, understandings, or commitments relating to or otherwise affecting the capital stock of Company.

3.3. Authorization of Agreement, Etc.

(a) The execution and delivery by Company of this Agreement and the Transaction Documents and the performance by Company of its obligations hereunder and thereunder, have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the certificate of incorporation or bylaws of Company, as amended, or any provision of any indenture, agreement or other instrument to which Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of Company.

(b) No consents, approvals, waivers or authorizations of any third party are legally or contractually required on the part of Company to enter into the transactions contemplated by this Agreement.

3.4 Subsidiaries. Except for the entities listed in Schedule 3.4 of the Schedule of Exceptions (the "Company Subsidiaries"), Company has no Subsidiaries.

3.5. Validity. This Agreement and the Transaction Documents have been duly executed and delivered by Company and constitute the legal, valid and binding obligations of Company, enforceable in accordance with their terms, subject, as to the enforcement of remedies, to the discretion of the courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally.

3.6 SEC Documents; Financial Statements.

(a) Company has filed in a timely manner all documents that Company was required to file with the SEC during the twelve (12) months preceding the date of this Agreement ("SEC Documents"). As of their respective filing dates, all SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable. None of the SEC Documents contained, as of their respective dates, any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and such SEC Documents, when read as a whole, do not contain any untrue statements of a material fact and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) The Financial Statements comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present Company's consolidated financial position as of the dates thereof and the results of Company's consolidated operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). Except as set forth in the Financial Statements, neither Company nor any Company Subsidiaries has any liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to September 30, 2003, and liabilities of the type not required under generally accepted accounting principles to be reflected in such Financial Statements. Such liabilities incurred subsequent to September 30, 2003, are not, in the aggregate, material to the consolidated financial condition or operating results of Company and the Company Subsidiaries.

3.7. Litigation; Compliance with Law. There is no (i) action, suit, claim, proceeding or investigation pending or, to Company's knowledge, threatened against or affecting Company or any of the Company Subsidiaries, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to Company or any of the Company Subsidiaries pending under collective bargaining agreements or otherwise, or (iii) governmental inquiry pending or, to Company's knowledge, threatened against Company or any of the Company Subsidiaries (including without limitation any inquiry as to the qualification of Company or any of the Company Subsidiaries to hold or receive any license or permit), and, to the Company's knowledge, there is no basis for any of the foregoing. Company and each of the Company Subsidiaries has complied with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, except when the failure to so comply would not have a Material Adverse Effect. Company and each of the Company Subsidiaries has all necessary permits, licenses and other authorizations required to conduct its business as conducted, and has no reason to believe that Company and each of the Company Subsidiaries will not obtain the same with respect to its business as proposed to be conducted, which, if not obtained, would have, either individually or in the aggregate, a Material Adverse Effect.

3.8. Proprietary Information of Third Parties. No third party has claimed or has reason to claim that any person employed by or affiliated with Company or any of the Company Subsidiaries has (i) violated or may be violating any of the terms or conditions of his or her employment, non-competition or nondisclosure agreement with such third party, (ii) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party, or (iii) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees.

3.9 Title to Properties; Assets. Except as set forth in Schedule 3.9 of the Schedule of Exceptions, Company or the Company Subsidiaries have good and marketable title to or a valid leasehold interest in their properties and assets reflected on the balance sheet included within the Financial Statements or acquired by Company or any of the Company Subsidiaries since the date of such balance sheet (other than properties and assets disposed of in the ordinary course of business since the date of such balance sheet), and all such properties and assets owned by Company or any of the Company Subsidiaries are free and clear of all Liens except for Liens for current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company and the Company Subsidiaries taken as a whole.

3.10 Taxes. Other than as set forth in Schedule 3.10 of the Schedule of Exceptions, Company and each of the Company Subsidiaries has timely filed all tax returns required to be filed by it, and Company or such Company Subsidiary has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, including without limitation all taxes which Company or such Company Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties. All such taxes with respect to which Company or any of the Company Subsidiaries has become obligated pursuant to elections made by Company or such Company Subsidiary in accordance with generally accepted practice have been paid and adequate reserves have been established for all taxes accrued but not yet payable. No deficiency assessment with respect to or proposed adjustment of Company's or any of the Company Subsidiaries' taxes is pending or, to Company's knowledge, threatened.

3.11. Patents, Trademarks, Etc. Except as set forth in Schedule 3.11 of the Schedule of Exceptions, to Company's knowledge, Company and each Company Subsidiary owns or possesses licenses or other rights to use all Intellectual Property necessary to or used in the conduct of its business as conducted and as proposed to be conducted by it, free and clear of any Liens of any kind (and without any obligation of Company or such Company Subsidiary to any Person for royalties, fees or commissions). No claim is pending or, to Company's knowledge, threatened to the effect that the operations of Company or any Company Subsidiary infringe upon or conflict with the asserted rights of any other Person under any Intellectual Property and, to the Company's knowledge, there is no basis for any such claim. Such Intellectual Property owned or licensed by Company or any Company Subsidiary, or which Company or any Company Subsidiary otherwise has the right to use, is valid and enforceable and has not been challenged in any judicial or administrative proceeding. No claim is pending or, to Company's knowledge, threatened to the effect that any such Intellectual Property owned or licensed by Company or any Company Subsidiary, or which Company or any Company Subsidiary otherwise has the right to use, is invalid or unenforceable by Company or such Company Subsidiary, and to Company's knowledge there is no basis for any such claim (whether or not pending or threatened). To Company's knowledge, no Person nor such Person's business or products has infringed, misused, misappropriated or conflicted with such Intellectual Property owned or licensed by Company or any Company Subsidiary, or which Company or such Company Subsidiary otherwise has the right to use or currently is infringing, misusing, misappropriating or conflicting with such Intellectual Property owned or licensed by Company, or which Company otherwise has the right to use. Company has made all statutorily required filings, if any, to record its interests and taken reasonable actions to protect its rights in such Intellectual Property owned or licensed by Company or any Company Subsidiary, or which Company or any Company Subsidiary otherwise has the right to use. To Company's knowledge, all proprietary technical information developed by and belonging to Company or any Company Subsidiary which has not been patented has been kept confidential.

3.12 No Defaults. Except as set forth in Schedule 3.12 of the Schedule of Exceptions, Company and each of the Company Subsidiaries and each other party thereto, have in all material respects performed all the obligations required to be performed by them to date, have received no notice of default and are not in default (with due notice or lapse of time or both) under any material lease, agreement or contract now in effect to which Company or any of the Company Subsidiaries is a party or by which it or its property may be bound. Company and each of the Company Subsidiaries has no present expectation or intention of not fully performing all its obligations under each such material lease, contract or other agreement, and Company has no knowledge of any breach or anticipated breach by the other party to any contract or commitment to which Company or any Company Subsidiary is a party. Company and each Company Subsidiary is in full compliance with all of the terms and provisions of its respective articles or certificate of incorporation and bylaws, as amended.

3.13 Disclosure. To the knowledge of the Company, neither this Agreement, the Transaction Documents nor any other documents, certificates or other items delivered pursuant hereto or thereto contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. Except as set forth in the Schedule of Exceptions, there is no fact that Company has not disclosed to Knight Ridder or its counsel and of which Company is aware which could reasonably be expected to have a Material Adverse Effect. Company has delivered or made available to Knight Ridder a complete and accurate copy of each agreement referenced in the Schedule of Exceptions.

ARTICLE 4

COVENANTS

Company covenants to Knight Ridder that for so long as the Note remains outstanding:

4.1. Financial Statements, Reports, Etc. Company shall furnish to Knight Ridder:

(a) within ninety (90) days after the end of each fiscal year of Company, a balance sheet of Company as of the end of such fiscal year and the related statements of income, stockholders' equity and cash flows for the fiscal year then ended, prepared in accordance with generally accepted accounting principles and certified by a firm of independent public accountants;

(b) within forty-five (45) days after the end of each fiscal quarter in each fiscal year (other than the last fiscal quarter in each fiscal year) an unaudited balance sheet of Company and the related statements of income, stockholders' equity and cash flows, and certified by the Chief Financial Officer of Company, such balance sheet to be as of the end of such fiscal quarter and such statements of income, stockholders' equity and cash flows to be for such fiscal quarter and for the period from the beginning of the fiscal year to the end of such fiscal quarter, in each case with comparative statements for the corresponding period in the prior fiscal year;

(c) contemporaneously with the filing or mailing thereof, copies of all material filed with the Securities and Exchange Commission and/or sent to the stockholders of the Company;

(d) promptly after the commencement thereof, notice of all actions, suits, claims, proceedings, investigations and inquiries of the type described in Section 3.7 that would likely have a Material Adverse Effect; and

(e) promptly, from time to time, such other information regarding the business, financial condition, operations, property or affairs of Company and its Subsidiaries as Knight Ridder may reasonably request.

4.2. Compliance with Laws, Etc. Company shall comply, and cause each of the Company Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith.

4.3. Inspection, Consultation and Advice. Company shall permit Knight Ridder and such Persons as it may designate, at Knight Ridder's expense, upon reasonable notice and at such times as Lender may reasonably request to visit and inspect any of the properties of Company or any Company Subsidiary, examine its books and take copies and extracts therefrom at Lender's expense, discuss the affairs, finances and accounts of Company and the Company Subsidiaries with its officers and employees, and consult with the management of Company as to Company's and its Subsidiaries' affairs, finances and accounts, all at reasonable times and upon reasonable notice.

4.4. Transactions with Affiliates. Except for transactions contemplated by this Agreement or as otherwise approved by the Company's Board of Directors, the Company shall not enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of the Company, any member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, except for transactions on customary terms related to such person's employment or transactions in the ordinary course of the Company's business such as special sections or auctions.

4.5. Use of Knight Ridder Name. The Company shall not, except with the written consent of Knight Ridder or to the extent required by the Exchange Act, use Knight Ridder's name or that of any Affiliate of Knight Ridder.

4.6. Conditions to Closing. Company shall use its best efforts to cause the conditions set forth in Article 5 to occur as soon as practicable.

4.7. Negative Covenants.

(a) Restrictions on Liens. Company will not, and will not permit any of its Subsidiaries to, create or incur or suffer to be created or incurred or to exist any Liens, upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom, excluding Liens existing on the date hereof and listed on Schedule 3.9 of the Schedule of Exceptions.

(b) Dividends, Etc. Company shall not declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of capital stock of the Company, or purchase, redeem or otherwise acquire for value (or permit any of its Subsidiaries to do so) any shares of any class of capital stock of the Company or any warrants, rights or options to acquire any such shares, now or hereafter outstanding.

(c) Capital Expenditures. Company will not make, or permit any of its Subsidiaries to make, capital expenditures in any fiscal year that exceed, in the aggregate, $75,000 for such fiscal year.

(d) Change of Business. Company and its Subsidiaries shall not change the general character of its business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as normally conducted.

(e) Merger, Consolidation and Disposition of Assets. Company will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any merger or consolidation, asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business) except (i) the merger or consolidation of one or more of the wholly-owned Subsidiaries of Company with Company, or (ii) the merger or consolidation of two or more wholly-owned Subsidiaries of Company. Company will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than the disposition of assets in the ordinary course of business, consistent with past practices.

ARTICLE 5

CONDITIONS TO THE OBLIGATIONS OF KNIGHT RIDDER

The obligation of Knight Ridder to make the Loan pursuant to Section 2.1 at the Closing is, at its option, subject to the satisfaction, on or before such Closing, of the conditions set forth in Sections 5.1 through 5.10 inclusive.

5.1. Representations and Warranties. The representations and warranties contained in Article 3 shall be true, complete and correct as of the date hereof and as of the Closing (as though such representations and warranties had been made on and as of such dates), and an executive officer of Company shall have certified to such effect to Knight Ridder in writing.

5.2. Performance. Company shall have performed and complied in all material respects with all agreements contained herein, and in the agreements, documents and instruments contemplated hereby which are required to be performed or complied with by it prior to or at the date of Closing, and an executive officer of Company shall have certified to Knight Ridder in writing to such effect.

5.3. All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by Company in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to Knight Ridder and its counsel, and Knight Ridder and its counsel shall have received all such counterpart originals or certificates or other copies of such documents as they reasonably may request.

5.5. Supporting Documents. Company shall have executed and delivered to Knight Ridder the Transaction Documents. Knight Ridder and its counsel shall have received such other additional supporting documents and other information they reasonably may request.

5.6. Litigation. No suit, action or other proceeding shall be pending or threatened by any third party or by or before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement, and no investigation that might result in any such suit, action or other proceeding shall be pending or threatened.

5.7. Legislation. No statute, rule, regulation, order, or interpretation shall have been enacted, entered or deemed applicable by any domestic or foreign government or governmental or administrative agency or court which would make the transactions contemplated by this Agreement illegal.

5.8. No Material Adverse Changes. Since the date of this Agreement, no events shall have occurred or circumstances arisen which are reasonably expected to have or result in a Material Adverse Effect upon Company.

5.9. Intercreditor Agreement. Lee and Knight Ridder shall have duly executed and delivered the Intercreditor Agreement in the form of Exhibit C.

5.10 Collateral License Agreement and Escrow Agreement. Company and Knight Ridder shall have duly executed and delivered a collateral license agreement in the form of Exhibit D (the "Collateral License Agreement") and Company shall have received Lee's written consent to such agreement. Further, Company and Lee shall have duly executed and delivered an amendment to that certain Escrow Agreement dated August 16, 2000 (the "Escrow Agreement") by and among Company, its wholly owned subsidiaries Xceedx Technologies Inc. and WelcomeTo Search Engine, Inc., Lee and Fort Knox Escrow Services, Inc. as escrow agent, adding Knight Ridder as a licensee under the Escrow Agreement and depositing, among other things, Company's auction technology.

5.10. Termination of Security Interest. Knight Ridder shall have received evidence reasonably satisfactory to it that Velo Investments Ltd. terminated its security interest in the Company's assets, excluding the Company's accounts receivables.

ARTICLE 6

OTHER PROVISIONS

6.1. Further Assurances. At such time and from time to time on and after the date hereof upon request by Knight Ridder, Company will execute, acknowledge and deliver, or will use its reasonable best efforts to cause to be done, executed, acknowledged and delivered, all such further acts, certificates and assurances that may be reasonably required for the better conveying, transferring, assigning, delivering, assuring and confirming to Knight Ridder, or to its successors and assigns, the Note or to otherwise carry out the purposes of this Agreement and the agreements, documents and instruments contemplated hereby.

6.2. Complete Agreement. The Schedules and Exhibits to this Agreement shall be construed as an integral part of this Agreement to the same extent as if they had been set forth verbatim herein. This Agreement, the Schedules and Exhibits hereto and the Transaction Documents, constitute the entire agreement between the parties hereto with respect to the subject matters hereof and thereof and supersede all prior agreements whether written or oral relating hereto.

6.3. Survival of Representations, Warranties and Agreements. The representations, warranties, covenant and agreements contained herein shall survive the Closing and remain in full force and effect. No independent investigation of Company by Knight Ridder, its counsel or any of its agents or employees shall in any way limit or restrict the scope of the representations and warranties made by Company in this Agreement.

6.4. Waiver, Discharge, Amendment, Etc. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall not, absent an express written waiver signed by the party making such waiver specifying the provision being waived, be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of the party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties.

6.5. Notices. All notices or other communications to a party required or permitted hereunder shall be in writing and shall be delivered personally or by facsimile (receipt confirmed electronically) to such party or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

if to Knight Ridder to:

Knight Ridder Investment Company
50 W. San Fernando Street, Ste. 1200
San Jose, CA 95113
Attn: Treasury
Fax: 408-938-7812

with a copy to:

Knight Ridder
50 W. San Fernando Street, Ste. 1500
San Jose, CA 95113
Attn: General Counsel
Fax: 408-938-7863

if to Company to:

CityXpress Corp.
Ste. 200, 1727 West Broadway
Vancouver, BC Canada V6J 4W6
Attn: President
Fax: __________________

with a copy to:

Wargo & French LLP
1170 Peachtree Street N.E., Ste. 2020
Atlanta, GA 30309
Attn: James Hermance
Fax: (404) 853-1501

Any party may change the recipient specified above and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by facsimile) or on the day shown on the return receipt (if delivered by mail or delivery service).

6.6. Public Announcement. In the event any party proposes to issue any press release or public announcement concerning any provisions of this Agreement or the transactions contemplated hereby, such party shall so advise the other parties hereto, and the parties shall thereafter use their reasonable best efforts to cause a mutually agreeable release or announcement to be issued. Neither party will publicly disclose or divulge any provisions of this Agreement or the transactions contemplated hereby without the other parties' written consent, except as may be required by applicable law (including applicable SEC rules and regulations) or stock exchange regulation, and except for communications to employees. Notwithstanding anything herein to the contrary, Company, Lender and the respective Affiliates of each of the foregoing (and the respective partners, directors, officers, employees, agents, advisors and other representatives of each of the foregoing and their Affiliates) may disclose to any and all Persons, without limitation of any kind (A) any information with respect to the U.S. federal and state income tax treatment of the transactions contemplated hereby and any facts that may be relevant to understanding such tax treatment, which facts shall not include for this purpose the names of the parties or any other Person named herein, or information that would permit identification of the parties or such other Persons, or any pricing terms or other nonpublic business or financial information that is unrelated to such tax treatment or facts, and (B) all materials or any kind (including opinions or other tax analyses) relating to such tax treatment or facts that are provided to any of the Persons referred to above.

6.7. Expenses. Except as expressly provided herein, each party shall pay their own expenses incident to this Agreement and the preparation for, and consummation of, the transactions provided for herein. Notwithstanding the foregoing, Company shall reimburse Lender for the legal fees and expenses of Lender's outside counsel incurred in connection with the transactions provided for herein and the transactions contemplated in the nonbinding term sheet dated effective November 20, 2003 among Company, Lender and Lee (provided, however, that such fees and expenses will not exceed $75,000) if Company terminates discussions related to the transactions contemplated in such nonbinding term sheet, or if the Company is otherwise unable to complete such transactions.

6.8. Governing Law. The formation, legality, validity, enforceability and interpretation of this Agreement shall be governed by the laws of the State of California, without reference to conflicts of laws rules, and without regard to its location of execution or performance. Any litigation arising under this Agreement will be brought in the federal or state courts of the Northern District of California.

6.9. Titles and Headings; Construction. The titles and headings to the Articles and Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The parties acknowledge that this Agreement was negotiated at arm's length, with the aid of counsel or with a reasonable opportunity for each party to secure counsel and, accordingly, they desire that the Agreement be construed fairly, according to its terms, in plain English, without constructive presumptions against the drafting party.

6.10. Benefit. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

6.11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original and all of which together shall constitute one instrument. Execution and delivery of this Agreement may be evidenced by facsimile transmission.

6.12. Parties in Interest. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, provided that Company may not, without the prior written consent of Lender, assign any of its rights or obligations under this Agreement or any Transaction Document.

6.13. Severability. If any provision of this Agreement is held invalid by a court of competent jurisdiction, the remaining provisions shall nonetheless be enforceable according to their terms. Further, if any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and shall be enforced as amended.

IN WITNESS WHEREOF, each of the parties has caused this Loan Agreement to be executed as of the date first written above.

BORROWER:
CityXpress Corp.
By: _/s/_Phil M._Dubois_____________________
Phil Dubois
Title: President & CEO

LENDER:
Knight-Ridder Investment Company
By: __/s/ Gary R. Effren______________________
Gary R. Effren
Title: Vice President

THIS NOTE AMENDS AND RESTATES IN ITS ENTIRETY THAT CERTAIN NOTE DATED DECEMBER 18, 2003 FROM THE UNDERSIGNED IN FAVOR OF THE HOLDER IN THE PRINCIPAL AMOUNT OF $350,000.

SECURED PROMISSORY NOTE
U.S. $350,000	December 18, 2003

FOR VALUE RECEIVED, the undersigned CITYXPRESS CORP., a Florida corporation (hereinafter, together with its successors in title and assigns, the "Company"), hereby promises to pay to the order of KNIGHT-RIDDER INVESTMENT COMPANY, a Delaware corporation (hereinafter, together with its successors in title and assigns, the "Holder"), at 1500 W. San Fernando Street, Suite 1200, San Jose, California 95113 or such other address provided to Company by written notice, in immediately available funds on July 31, 2004 the principal amount of Three Hundred Fifty Thousand Dollars ($350,000) together with interest on the unpaid principal amount hereof at a per annum rate (computed on the basis of the actual number of days elapsed in a 360-day year) equal to the "prime" rate then in effect as announced in The Wall Street Journal from time to time. To the extent permitted by law, upon an Event of Default (as defined in Section 3), the interest rate will increase to 5% in excess of the "prime" rate until such Event of Default is cured.

This Note is made in connection with that certain Loan Agreement dated as of December 18, 2003 between Company and Holder (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Payment of this Note is secured by a security interest in all of the Company's intellectual property of equal priority with the security interest previously granted to Lee Enterprises, Incorporated ("Lee") pursuant to a Security Agreement of even date herewith between Company and Holder (as amended, supplemented or otherwise modified from time to time, the "Security Agreement") and an Intercreditor Agreement between Holder and Lee delivered pursuant to the Loan Agreement (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement").

The obligations of Company and the right of Holder under and pursuant to this Note shall be subject to all of the following terms and conditions, and Company agrees to be bound by such terms and conditions:

    Payment of Principal and Interest.

        Subject to acceleration pursuant to Section 3 hereof, the entire unpaid principal amount of this Note, together with all accrued interest, shall be due and payable on July 31, 2004.

        All accrued but unpaid interest on this Note shall be compounded monthly and shall bear the same interest as the principal of this Note until such accrued interest is paid.

    Prepayment.

        This Note may be prepaid in whole or in part by the Company (without penalty or premium) with 30 days prior written notice to the Holder; provided, however, that all interest accrued on the principal amount being prepaid shall be due and payable at the time of such prepayment. All payments received by Holder shall be applied first to the payment of accrued but unpaid interest hereunder, then to the reduction of the principal hereunder until this Note is paid in full.

        If the Company obtains debt or equity financing in an amount sufficient to prepay all or a portion of this Note, the Company shall notify the Holder in writing prior to the closing of such financing and shall prepay (without penalty or premium) this Note, together with all accrued interest thereon, with the proceeds of each such financing simultaneously with the closing of such financing.

    Events of Default.
        Upon the occurrence of any of the following events (each, an "Event of Default"):
          if any representation or warranty of the Company made herein, in the Loan Agreement, in the Security Agreement or in any agreement executed in connection herewith or therewith, or in any report, certificate, financial statement or other instrument furnished in connection with this Note, the Loan Agreement or the Security Agreement shall prove to have been false or misleading in any material respect when made; or
          if a default occurs in the payment of principal of or interest on this Note, whether at the due date hereof or upon acceleration hereof; or
          if a default occurs in the due observance or performance of any other covenant or agreement on the part of the Company to be observed or performed pursuant to the terms of this Note, the Loan Agreement or the Security Agreement and such breach shall not be cured within fifteen (15) days after written notice thereof shall have been given to Company by Holder; or
          if the Company or any of its subsidiaries shall (1) discontinue its business, (2) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (3) admit in writing its inability to pay its debts as they mature, (4) make a general assignment for the benefit of creditors, or (5) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation laws or statutes, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; or
          there shall be filed against the Company or any of its subsidiaries an involuntary petition seeking reorganization of the Company or the appointment of a receiver, trustee, custodian or liquidator of the Company or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an "Involuntary Petition"), and such Involuntary Petition shall not have been dismissed within sixty (60) days after it was filed; or
          if final judgment(s) for the payment of money in excess of an aggregate of $50,000 shall be rendered against the Company or any of its subsidiaries and the same shall remain undischarged for a period of thirty (30) consecutive days, during which time execution shall not be effectively stayed; or
          if a default occurs in the due observance or performance of any covenant, condition or agreement on the part of the Company or any of its subsidiaries under any debt instrument having a principal amount of more than $50,000, and such default shall permit the holder thereof to accelerate such indebtedness;

        then, at any time during the continuance of such Event of Default, at the election of the Holder, this Note shall immediately become due and payable, both as to principal and interest (including, without limitation, any deferred interest and any accrued and unpaid interest, and any interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding referred to in paragraph (iv) or (v) of this Section 3(a), whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding), without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Loan Agreement or other evidence of such indebtedness to the contrary notwithstanding (except in the case of an Event of Default under paragraph (iv) or (v) of this Section 3(a), in which event such indebtedness shall automatically become immediately due and payable).

        In the event that any one or more Events of Default shall have occurred and be continuing and acceleration of this Note or any other indebtedness of the Company to the Holder shall have occurred, the Holder may, among other things, proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Loan Agreement, or for an injunction against a violation of any of the terms hereof or thereof or in aid of the exercise of any power granted hereby or thereby or by law. No right conferred upon the Holder hereby or by the Loan Agreement shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.
    Defenses.

    The obligations of the Company under this Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

    Exchange or Replacement of Notes.
        The Holder may, at its option, in person or by duly authorized attorney, surrender this Note for exchange, at the principal business office of the Company, and receive in exchange therefor a new Note in the same principal amount as the unpaid principal amount of this Note and bearing interest at the same annual rate as this Note, each such new Note to be dated as of the date of this Note and to be in such principal amount as remains unpaid and payable to the Holder.
        Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Company will deliver a new Note of like tenor in lieu of this Note. Any Note delivered in accordance with the provisions of this Section 5 shall be dated as of the date of this Note.
    Extension of Maturity.

    Should the principal amount of or interest on this Note become due and payable on a day other than a business day, the maturity date thereof shall be extended to the next succeeding business day, and, in the case of principal, interest shall be payable thereon at the rate per annum herein specified during such extension. For the purposes of the preceding sentence, a business day shall be any day that is not a Saturday, Sunday, or legal holiday in the State of California.

    Attorneys' and Collection Fees.

    Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest due and payable hereon, all costs of collection, including, without limitation, reasonable attorneys' fees and expenses, incurred by the Holder in collecting or enforcing this Note.

    Waivers.

    The Company hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note. No delay by the Holder in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless set forth in writing by the Holder and then only to the extent set forth therein.

    Restrictions on Transfer; Binding Effect.

    This Note shall be binding upon and inure to the benefit of the Company and Holder and their respective successors and assigns, except that the Company shall not have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of Holder.

    Amendments and Waivers.

    No provision of this Note may be modified, amended or waived, except by written agreement of the Company and the Holder. Any such modification, amendment or waiver so effected shall be binding upon the Holder and its successors and assigns.

    Governing Law; Jurisdiction.

    This Note shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to conflicts of laws rules, and without regard to its location of execution or performance. Any litigation arising under this Note will be brought in the federal or state courts of the Northern District of California.

    Notices.

    All notices or other communications to a party required or permitted hereunder shall be in writing and shall be delivered personally or by facsimile (receipt confirmed electronically) to such party or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

    if to Knight Ridder to:

    Knight Ridder Investment Company
    50 W. San Fernando Street, Ste. 1200
    San Jose, CA 95113
    Attn: Treasury
    Fax: 408-938-7812

    with a copy to:

    Knight Ridder
    50 W. San Fernando Street, Ste. 1500
    San Jose, CA 95113
    Attn: General Counsel
    Fax: 408-938-7863

    if to Company to:

    CityXpress Corp.
    Ste. 200, 1727 West Broadway
    Vancouver, BC Canada V6J 4W6
    Attn: President
    Fax: __________________

    with a copy to:

    Wargo & French LLP
    1170 Peachtree Street N.E., Ste. 2020
    Atlanta, GA 30309
    Attn: James Hermance
    Fax: (404) 853-1501

    Any party may change the recipient and/or mailing address specified above by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by facsimile, provided that any such facsimile is received during regular business hours at the recipient's location) or on the day shown on the return receipt (if delivered by mail or delivery service).

    Taxes.

Company agrees that it will pay, when due and payable, any and all present and future stamp, documentary, excise, original issue or similar taxes which may be payable in respect of the issue of this Note. Any and all payments by Company hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (collectively, "Taxes"). If Company shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to Holder, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this paragraph) Holder receives an amount equal to the sum it would have received had no such deductions been made, (ii) Company shall make such deductions and (iii) Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

IN WITNESS WHEREOF, the Company has duly executed and delivered this Amended and Restated Secured Promissory Note as of the date first written above.

CITYXPRESS CORP.
By: /s/_Phil M._Dubois_____________
Its: President & CEO______________